ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Schedule of Accounts Payable and Accrued Expenses) (Details) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
ACCOUNTS PAYABLE AND ACCRUED EXPENSES [Abstract]
Accounts payable	$ 8,000	$ 19,638	$ 67,403
Payroll related liabilities	4,707	26,069	5,869
Other current liabilities	3,824	4,803	16,776
Total Accrued Payable and Accrued Expenses	16,531	50,500	90,048
Due to Related Parties	$ 960	$ 16,175	$ 13,560